EXHIBIT 32.1
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    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003


   In connection with the Quarterly Report of China Food and Beverage Company (the "Company") on Form 10-QSB for three month and nine month periods ended
September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A. Tilton, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

     (1) The Report fully complies with the requirements of Section 13 (a) or 15
(d) of the Securities and Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

        January 19, 2007


          /s/ James A. Tilton
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        James A. Tilton,
        Chief Executive Officer & Chief Financial Officer